WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JUNE 20, 2014

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2014, OF

WESTERN ASSET MACRO OPPORTUNITIES FUND AND WESTERN ASSET ASIAN OPPORTUNITIES FUND

Footnote 2 to the table in each fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund – Annual fund operating expenses” is deleted.

The second paragraph of the section titled “More on fund management – Distribution” in each fund’s Prospectus is deleted and replaced with the following:

The fund has adopted various distribution plans pursuant to Rule 12b-1 under the 1940 Act. Under the plans, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares and up to 0.50% for Class R shares. Payments by the fund under its plans go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plans.

In the table titled “Comparing the fund’s classes” in each Prospectus, the language describing “Annual distribution and/or service fees” for Class FI is deleted and replaced with the following:

0.25% of average daily net assets

The last sentence of the second paragraph of the section titled “Sales charges – Class FI shares” in each fund’s Prospectus is deleted.

The third sentence of the section titled “Management of the Fund – Shareholder Services and Distribution Plans – FI Share 12b-1 Plan” in each fund’s Statement of Additional Information is deleted and replaced with the following:

Under the FI Share 12b-1 Plan, the aggregate fees may not exceed an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class FI shares.

Please retain this supplement for future reference.

WASX016533